SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) April 15, 2003



Commission            Registrant; State of Incorporation;     I.R.S. Employer
File Number              Address; and Telephone Number        Identification No.
-----------           -----------------------------------     ------------------
333-21011       FIRSTENERGY CORP.                                 34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402


1-2323          THE CLEVELAND ELECTRIC ILLUMINATING COMPANY       34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-3583          THE TOLEDO EDISON COMPANY                         34-4375005
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

Item 5.  Other Events

     On April 15, 2003 FirstEnergy Nuclear Operating Company issued a press release, filed as an Exhibit to this Form 8-K, relating to Davis-Besse Nuclear Power Station, which is jointly owned by The Cleveland Electric Illuminating Company and The Toledo Edison Company, wholly owned subsidiaries of FirstEnergy Corp.



Item 7.  Exhibits

Exhibit No.                         Description
-----------                         -------------
    99                              Press Release





                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



April 16, 2003



                                             FIRSTENERGY CORP.
                                             -----------------
                                                Registrant


                                          THE CLEVELAND ELECTRIC
                                          ----------------------
                                           ILLUMINATING COMPANY
                                           -------------------
                                                Registrant


                                        THE TOLEDO EDISON COMPANY
                                        -------------------------
                                                Registrant



                                             /s/Jeffrey R. Kalata
                                       ---------------------------------
                                                Jeffrey R. Kalata
                                               Assistant Controller